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                                                                   EXHIBIT 10.76

PAGE 1 OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649.
     TO-CITIBANK, N.A.
     LONDON WC2RlHB, UNITED KINGDOM

FROM-UNION BANK OF CALIFORNIA, N.A.
     SOUTHERN CALIFORNIA
     INTERNATIONAL OPERATIONS CENTER
     1980 SATURN STREET, MAIL CODE V01-519
     MONTEREY PARK, CALIFORNIA 91755-7417, U.S.A.
ATTN-STANDBY LETTER OF CREDIT SECTION
TELEX NUMBER-188612 (ANSWER BACK-UNIONBK UT)
BANK IDENTIFIER CODE-BOFC US 33 SOC

DATE-JANUARY 27, 1999

SUBJECT-ISSUANCE OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649.

ADVISING BANK-CITIBANK, N.A.
               CITIBANK HOUSE,
               336 STRAND P.O. BOX 78
               LONDON WC2RlHB, UNITED KINGDOM

BENEFICIARY-KOVER, LIMITED
               P.O. BOX 309
               GEORGETOWN, GRAND CAYMAN
               CAYMAN ISLANDS, BRITISH WEST INDIES

APPLICANT-SCPIE INDEMNITY COMPANY
               9441 WEST OLYMPIC BLVD.
               BEVERLY HILLS, CALIFORNIA, 90213-4015 U.S.A.

                              CONTINUED ON PAGE 2
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PAGE 2 OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649.
CURRENCY-USD
AMOUNT-4,176,915.28 (FOUR MILLION ONE HUNDRED SEVENTY SIX THOUSAND NINE HUNDRED
                    FIFTEEN AND 28/100 U.S. DOLLARS).

AVAILABLE BY PAYMENT- AT THIS OFFICE.

FINAL EXPIRY DATE-JANUARY 31, 2000 OR ANY AUTOMATICALLY EXTENDED DATE AS HEREIN
                   SET FORTH AT THE CLOSE OF BUSINESS OF THIS OFFICE IN MONTEREY PARK, CALIFORNIA, U.S.A.

LADIES/GENTLEMEN-

WE HEREBY ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649 (LETTER OF CREDIT) IN YOUR FAVOR. THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION TO THIS OFFICE AT THE ABOVE ADDRESS THROUGH THE ADVISING BANK OF THE FOLLOWING DOCUMENTATION-

 A SIGHT DRAFT DRAWN ON US PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OR OFFICER OF THE BENEFICIARY, MARKED-QUOTE DRAWN UNDER UNION BANK OF CALIFORNIA, N.A., IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649, DATED JANUARY 27, 1999.UNQUOTE

                              CONTINUED ON PAGE 3
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PAGE 3 OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649.

THE TERM BENEFICIARY INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY LIQUIDATOR, ANY REHABILITATOR, RECEIVER OR CONSERVATOR.

PARTIAL DRAWINGS ARE PERMITTED.

THIS LETTER OF CREDIT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AN AMENDMENT FOR A ONE YEAR PERIOD BEGINNING ON THE PRESENT EXPIRATION DATE HEREOF JANUARY 31, 2000 AND UPON EACH ANNIVERSARY OF SUCH DATE, UNLESS AT LEAST THIRTY
(30) DAYS PRIOR TO ANY SUCH EXPIRATION DATE WE HAVE SENT YOU WRITTEN NOTICE BY COURIER SERVICE OR OVERNIGHT MAIL (OR BY TELETRANSMISSION THROUGH THE ADVISING
BANK) THAT WE ELECT NOT TO PERMIT THIS LETTER OF CREDIT TO BE SO EXTENDED BEYOND ITS THEN CURRENT EXPIRATION DATE.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE FINAL EXPIRY DATE. UPON THE OCCURRENCE OF THE FINAL EXPIRY DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

UPON RECEIPT BY YOU OF OUR NOTICE THROUGH THE ADVISING BANK THAT WE ELECT NOT RENEW, YOU MAY DRAW AGAINST PRESENTATION TO OUR OFFICE THROUGH THE ADVISING BANK AT THE ABOVE ADDRESS OF THE FOLLOWING DOCUMENTATION-

                              CONTINUED ON PAGE 4
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PAGE 4 OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649.

   A SIGHT DRAFT DRAWN ON US PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OR OFFICER OF THE BENEFICIARY, MARKED-QUOTE DRAWN UNDER UNION BANK OF CALIFORNIA, N.A., IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649, DATED JANUARY 27, 1999. UNQUOTE

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND SUCH TERMS SHALL NOT BE MODIFIED, AMENDED OR AMPLIFIED BY ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO IN THIS LETTER OF CREDIT, IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES.

EXCEPT AS STATED HEREIN, THIS LETTER OF CREDIT IS NOT SUBJECT TO ANY CONDITION OR QUALIFICATION AND IS INDIVIDUAL OBLIGATION WHICH IS IN NO WAY CONTINGENT UPON REIMBURSEMENT.

SPECIAL INSTRUCTIONS-RETURN OF ORIGINAL LETTER OF CREDIT-


THE ORIGINAL LETTER OF CREDIT TOGETHER WITH ALL AMENDMENTS MUST BE RETURNED TO US, WITHOUT NECESSITY OF DEMAND ON OUR PART, CLEARLY SIGNED AND DATED BY YOU AND MARKED BY YOU QUOTE CANCELED UNQUOTE, WITHIN FIVE (5) BUSINESS DAYS OF THE OCCURRENCE OF THE EARLIER OF THE FOLLOWING-

 (1)  WHEN THE LETTER OF CREDIT HAS BEEN FULL AND FINALLY DRAWN.

                              CONTINUED ON PAGE 5
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PAGE 5 OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649.
                                      OR
 (2)  UPON THE OCCURRENCE OF THE FINAL EXPIRY DATE OF THIS LETTER OF CREDIT.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED UPON PRESENTATION AND DELIVERY TO UNION BANK OF CALIFORNIA, N.A., AT THE ADDRESS ABOVE. DOCUMENTS ARE TO BE SENT BY COURIER SERVICE IN ONE LOT THROUGH THE ADVISING BANK TO UNION BANK OF CALIFORNIA, N.A. AT THE ADDRESS ABOVE TOGETHER WITH REMITTANCE INSTRUCTIONS.

PROCEEDS WILL BE REMITTED IN ACCORDANCE WITH THE INSTRUCTIONS RECEIVED.

AN INTERBANK TRANSFER FEE OF USD30.00 WILL BE DEDUCTED FROM THE PROCEEDS IF SETTLEMENT IS TO BE REMITTED TO AN ACCOUNT AT ANOTHER BANK.

THE ADVISING BANK IS REQUESTED TO NOTIFY THE BENEFICIARY WITHOUT ITS
CONFIRMATION.

THIS LETTER OF CREDIT IS SUBJECT TO THE 'UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION),' INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, EXCEPT THAT IN THE EVENT WE ARE CLOSED ON THE DATE OF EXPIRATION FOR REASONS SPECIFIED IN ARTICLE 17 THEREOF, WE HEREBY SPECIFICALLY AGREE THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT

                              CONTINUED ON PAGE 6
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PAGE 6 OF OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231649.


WILL BE DULY HONORED UPON PRESENTATION AND DELIVERY TO UNION BANK OF CALIFORNIA, N.A., AT THE ADDRESS ABOVE, IF PRESENTED WITHIN THIRTY (30) DAYS AFTER THE RESUMPTION OF BUSINESS.

THIS IS THE OPERATIVE INSTRUMENT, NO AIRMAIL CONFIRMATION FOLLOWS.